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                                                                  EXHIBIT 10 (a)



                        Consent of Independent Auditors


We consent to the reference to our firm under the captions "Experts" and "Financial Statements" and to the use of our reports dated April 13, 1998 (with respect to the financial statements of Security Life Separate Account A1) and April 10, 1998 (with respect to the financial statements of Security Life of Denver Insurance Company) and April 10, 1998 (with respect to the Financial Statement Schedules of Security Life of Denver Insurance Company), included in Post-Effective Amendment No. 6 to the Registration Statement (Form N-4 No. 33-78444 and 811-8196) and related Prospectus of Security Life of Denver Insurance Company and Security Life Separate Account A1 dated May 1, 1998.



                                    ERNST & YOUNG LLP


Denver, Colorado
April 24, 1998